SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

IXIA

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-31523	95-4635982

(Commission File Number)	(I.R.S. Employer Identification No.)

26601 W. Agoura Road, Calabasas, CA	91302

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 871-1800

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 7. Financial Statements and Exhibits.

     The following exhibits are filed as a part of this report:

Exhibit No

99.1	Certification by the Chief Executive Officer of Ixia pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification by the Chief Financial Officer of Ixia pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure.

     On August 13, 2002, the Registrant filed its Form 10-Q for the period ended June 30, 2002, with the Securities and Exchange Commission. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certification of each of the Chief Executive Officer and the Chief Financial Officer of the Registrant accompanied that filing. Copies of the certifications are furnished hereunder as exhibits to this Form 8-K.

     The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia

Dated: August 13, 2002	By:	/s/ Errol Ginsberg

Errol Ginsberg President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Certification of Chief Executive Officer of Ixia pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of Chief Financial Officer of Ixia pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.